EXHIBIT 10.6




                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of May 24, 2005, is among LOCAL TELECOM SYSTEMS, INC. (the "CORPORATION"), and SOS RESOURCE SERVICES, INC., a Florida corporation ("PURCHASER").

                                    RECITALS

         A. The Corporation is seeking a loan to fund working capital and other needs of the Corporation.

         B. The Purchaser is willing to lend certain sums of money to the Corporation in exchange for the rights granted hereunder and under a Secured Subordinated Promissory Note (the "NOTE") in the form of EXHIBIT A attached hereto and incorporated herein by this reference.

         C. The Corporation is willing to accept the Purchaser's funds and to grant certain rights provided Purchaser makes the representations and warranties contained herein and Purchaser otherwise agrees to the terms hereof.

         D. Purchaser is willing to purchase 95,000 shares (the "SHARES") of the Corporation's common stock, $0.0167 par value per share (the "COMMON STOCK"), of the Corporation in exchange for $1.00.

         E. Purchaser is willing to purchase a warrant (the "WARRANT") to acquire 200,000 shares of the Corporation's common stock, $0.0167 par value per share (the "COMMON STOCK"), of the Corporation in exchange for $1.00. The Warrant shall be in the form attached hereto as EXHIBIT B.

         F. The Corporation is willing to sell and issue the Shares and the Warrant to Purchaser.

         NOW, THEREFORE, Purchaser and the Corporation hereby covenant and agree as follows:

         1. EXTENSION OF CREDIT, RIGHTS GRANTED, AND SUBSCRIPTION

                  1.1. EXTENSION OF CREDIT. Purchaser hereby agrees to lend to the Corporation on Closing Date, and the Corporation hereby agrees to accept the principal amount of Fifty Thousand Dollars ($50,000). Purchaser specifically agrees to the terms of the Note and the terms hereunder and agrees to accept, and the Corporation agrees to issue, the Note in such principal amount in exchange for such principal amount. The Closing Date shall be May 24, 2005.

                  1.2. ISSUANCE OF SHARES AND WARRANT. The Corporation hereby agrees to sell and issue to Purchaser the Shares and the Warrant in exchange for the sum of $1.00.

                  1.3. SUBSCRIPTION. Purchaser hereby subscribes for the Note, the Shares, the Warrant and all other rights granted hereunder. Purchaser further agrees to fulfill all of its obligations under this Agreement. The purchase price for the Note, the Shares and the Warrant together shall be $50,001.

                  Subject to all of the terms and conditions of this Agreement, the Corporation will issue to Purchaser the Note, the Shares and the Warrant and Purchaser will purchase the same from the Corporation on the Closing Date at the principal offices of the Corporation, or such other place as they mutually agree.

2. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

         As an inducement to Purchaser to enter into this Agreement, the Corporation represents and warrants that:

                  2.1. AUTHORITY FOR AGREEMENT. This Agreement has been duly authorized by all necessary corporate action of the Corporation and, when executed and delivered by the Corporation, will be a legal, valid, and binding obligation of the Corporation, enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity.

                  2.2. VALIDITY OF NOTE. The Note, when delivered pursuant to this Agreement, will be the legal, valid, and binding obligation of the Corporation, enforceable by Purchaser in accordance with its terms, except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity.

                  2.3. VALIDITY OF SHARES. The shares of the Common Stock to be issued pursuant hereto, will constitute duly authorized, legally and validly issued, and fully paid and non-assessable shares of the Common Stock.

                  2.4. VALIDITY OF WARRANT AND SHARES UNDERLYING WARRANT. The shares of the Common Stock to be issued upon the due exercise of the Warrant, when issued in accordance with the terms of the Warrant, will constitute duly authorized, legally and validly issued, and fully paid and non-assessable shares of the Common Stock

                  2.5 NO CONFLICTING RIGHTS. The holders of the outstanding shares of Common Stock are not entitled to preemptive or other rights to subscribe for the Note, the Shares , the Warrant or the Common Stock issued thereunder.

                  2.6 SHARES FOR ISSUANCE. The Corporation covenants and agrees to have a sufficient number of shares of Common Stock available for issuance upon the due exercise of the conversion rights under the Note and/or the exercise of the Warrant such that the number of issued and outstanding shares of Common Stock, including all shares of Common Stock reserved for issuance, shall not exceed the authorized number of shares of Common stock.

                  2.7 ORGANIZATION. The Corporation is a duly organized, validly existing and in good standing under the laws of Nevada

                  2.8 NO DEFAULTS. The Corporation is not in default under any agreements (i) between the Corporation and third parties or (ii) among the Corporation, third parties, and others and is not in default under any notes, mortgages, or other financing documents. No event has occurred that, with the giving of notice, the passage of time, or both, would cause the Corporation to be in default under any of the foregoing. This Agreement, the Note and the issuance of the Shares will not violate any agreements of the Corporation. The Corporation has filed all tax returns and paid all taxes owed by the Corporation. The Corporation operates its business in compliance with all applicable laws.

                  2.9 LIABILITIES AND LITIGATION. Other than as disclosed to Purchaser in writing, the Corporation (i) has no liabilities or obligations and
(ii) is not the subject of any pending or threatened litigation.

                  2.10 CAPITALIZATION. The authorized capital stock of the Corporation consists of 100,000,000 shares of Common Stock, of which 79,959,423 shares are issued and outstanding on the date hereof. There are no plans, agreements, options, rights, warrants, convertible securities, or other arrangements or instruments providing for the issuance of additional capital stock of the Corporation. The Corporation has reserved for issuance sufficient shares to effect exercise of the Warrant

                  2.11 APPROVAL. This Agreement, the Note, the Warrant and the issuance of the Common Stock upon conversion of the Note and/or exercise of the Warrant have been approved by all necessary corporate action on the part of the Corporation and there are no approvals, filings with, or consents of third parties necessary for the Corporation's performance of this Agreement and the Note.

                  2.12 ARTICLES AND BYLAWS. Attached hereto as EXHIBIT B are true, correct, and complete copies of the Articles of Incorporation, as amended, and the Bylaws, as amended, of the Corporation.

3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY PURCHASER

                  Purchaser hereby represents, warrants and agrees that:

                  3.1. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Note, the Shares, the Warrant and the shares to be issued upon exercise thereunder. Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "ACT").

                  3.2. Purchaser and its advisors have received such information and documents from the Corporation, and have had a reasonable opportunity to ask questions of and receive answers from its executive officers, with respect to the business, affairs, financial condition, and prospects of the Corporation and with respect to the Note, the Shares and the Warrant as Purchaser has requested, and all such questions have been answered to Purchaser's full satisfaction.

                  3.3. Purchaser has such knowledge and experience in business and financial matters as will enable it to utilize the information made available in connection with the offering of the Note and the Warrant to evaluate the merits and risks of the prospective investment and to make an informed investment decision. Purchaser is also aware that no state or Federal agency has reviewed or endorsed the Note, the Warrant or the offering thereof, and that the Note, the Warrant and the shares issuable upon exercise of the conversion rights thereunder or the exercise of the Warrant involve a high degree of economic risk.

                  3.4. Purchaser is aware that it must bear the economic risk of investment in the Note, the Shares and the Warrant (or the Common Stock which may be issued pursuant to exercise of the Warrant) for an indefinite period of time since the issuance and delivery of the Note and the Shares has not been registered under the Act, and that, theretofore, Purchaser may not, and the undersigned hereby agrees and covenants that Purchaser will not, transfer or otherwise dispose of the Note, the Shares or the Warrant (or the Common Stock which may be issued pursuant to conversion under the Note or exercise of the Warrant) unless, in the opinion of counsel, which opinion shall be reasonably satisfactory to counsel for the Corporation, such Note, the Shares or the Warrant may be legally transferred or otherwise disposed of without registration under the Act, and/or registration and/or qualification under the applicable state and/or other federal statutes, or such Note or the Shares shall have been so registered or qualified and an appropriate prospectus shall then be in effect.

                  3.5. Purchaser is acquiring the Note, the Shares and the Warrant for its own account for investment and not with a view to distribution, assignment, resale or otherwise and no other person has a direct or indirect beneficial interest in such Note, the Shares or the Warrant.

                  3.6. All information which Purchaser has provided concerning Purchaser and its financial position and Purchaser's knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to the acceptance of the subscription, Purchaser will immediately provide the Corporation with such information.

4. FURTHER AGREEMENTS

                  4.1. RESTRICTIVE LEGEND. Purchaser hereby acknowledges and consents to the placement of the following restrictive legend on the Note and a substantially similar restrictive legend on the Warrant and a similar restrictive legend on the Shares issued pursuant to this Agreement or the Common Stock issuable upon exercise of the Warrant:

                  THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, THIS NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                  4.2. INDEMNIFICATION. Purchaser agrees to indemnify and hold harmless the Corporation and its affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which Purchaser may incur by reason of Purchaser's failure to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by Purchaser herein. The Corporation hereby agrees to indemnify and hold harmless Purchaser from and against all damages, losses, costs, and expenses (including reasonable attorneys' fees) which Purchaser may incur by reason of the Corporation's failure to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Corporation herein.

                  4.3. NO ASSIGNMENT. Purchaser agrees not to transfer or assign this Agreement, or any of its interest herein, and Purchaser further agrees that the transfer or assignment of the Note, the Shares or the Warrant acquired pursuant to this Agreement shall be made only in accordance with this Agreement and all applicable laws, other than to a partnership, corporation, or other entity controlled by Purchaser or to Purchaser's immediate family or a trust for their benefit.

                  4.4. IRREVOCABILITY, BINDING EFFECT. Purchaser agrees that it may not cancel, terminate or revoke this Agreement or any agreement of the undersigned made hereunder and that this Agreement shall survive Purchaser's death or disability and shall be binding upon Purchaser's heirs, executors, administrators, successors and assigns.

                  4.5. COVENANTS OF THE CORPORATION. The Corporation hereby covenants and agrees to (i) use the proceeds of the Note for working capital and
(ii) furnish Purchaser with annual and quarterly financial information and all other information furnished to the Corporation's Shareholders in its public filings with the Securities and Exchange Commission.

5. GENERAL

                  5.1. SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

                  5.2. GOVERNING LAWS. This Agreement shall be governed by and construed under the laws of the State of Texas.

                  5.3. SEVERABILITY. If one or more provision of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall remain in full force and effect and shall be interpreted as if such provision were so excluded.


              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]





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


                              LOCAL TELECOM SYSTEMS, INC.


                              By: /s/ WILLIAM R. MIERTSCHIN
                                 -----------------------------------------------
                                  WILLIAM MIERTSCHIN,
                                  Chief Executive Officer

                              SOS RESOURCE SERVICES, INC.


                              By:  /s/ SALVATORE RUSSO
                                 -----------------------------------------------
                                       SALVATORE RUSSO, President

                                    EXHIBIT A

THIS SECURED SUBORDINATED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES, OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

                                                               Fort Worth, Texas
                                                                    May 24, 2005

                           LOCAL TELECOM SYSTEMS, INC.
                      SECURED SUBORDINATED PROMISSORY NOTE


         Local Telecom Systems, Inc., a Nevada corporation (the "COMPANY"), for value received, hereby promises to pay to SOS Resource Services Inc., a Florida corporation, (the "HOLDER"), located at 403 East Main Street, Port Jefferson, NY 11177 (the "HOLDER"), the principal amount of Fifty Thousand and no/100 Dollars ($50,000) (the "ISSUE PRICE"), together with interest on the unpaid amount thereof in accordance with the terms hereof, from the date hereof until paid or converted in accordance with the terms hereof.

         1. Terms of the Promissory Note (the "Note").

                  1.1. INTEREST RATE. The rate of interest hereunder ("INTEREST RATE") shall be ten percent (10%) per annum and shall be computed on the basis of a 365 day year for the actual number of days elapsed.

                  1.2. PAYMENT. The Issue Price plus all accrued but previously unpaid interest thereon shall become due and payable on the earliest of (i) November 24, 2005 (the "MATURITY DATE"), (ii) immediately prior to the closing of the acquisition of a majority of stock of the Company by another entity by means of a transaction or a series of related transactions or (iii) the closing of the sale of all or substantially all of the assets of the Company, unless the Company stockholders of record prior to such acquisition or sale set forth in
(ii) and (iii) above shall hold at least fifty percent (50%) of the voting power of the acquiring or surviving entity immediately after such acquisition or sale ("DUE DATE"). Payment shall be made at the offices or residence of the Holder, or at such other place as the Holder shall have designated to the Company in writing, in lawful money of the United States of America.

                  1.3. PREPAYMENT. The Company may elect to repay this Note with no premium or penalty.

                  1.4. DEFAULT INTEREST. From and after the Due Date, the Corporation shall pay interest on the unpaid principal balance of this Note at fifteen percent (15%) per annum.

                  1.5. EVENTS OF DEFAULT. If any of the events specified in this
Section 2 shall occur (herein individually referred to as an "EVENT OF DEFAULT"), then the Agent may declare the entire principal and all accrued and unpaid interest hereon immediately due and payable, by notice in writing to the
Corporation:

                           (i) Default in the payment of any principal or
interest on this Note when due and payable; or

                           (ii) The institution by the Corporation of
proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official for the Corporation, or for any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Corporation in furtherance of any such action; or

                           (iii) If, within sixty (60) days after the
commencement of an action against the Corporation (and service of process in connection therewith on the Corporation) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, such action shall not have been resolved in favor of the Corporation or all orders or proceedings thereunder affecting the operations or the business of the Corporation stayed, or if the stay or any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Corporation of any trustee, receiver, or liquidator of the Corporation or of all or any substantial part of the properties of the Corporation, such appointment shall not have been vacated.

The Corporation waives any and all notices in connection with this Note, including but not limited to notice of intent to accelerate, notice of acceleration, and notice of nonpayment.

                  1.6. SECURITY. The indebtedness evidenced by this Note shall be secured by a pledge of the following collateral:

                  1. 930,000 shares of LTSI common stock, par value $ 0.0167 per share, registered in the name(s) of Ivan Webb;

                  2. A second lien on shares representing 51% of the outstanding shares of LTSI common stock, par value $ 0.0167 per share, registered in the name(s) of Corriente Rope Co. and Concord Creek Corp.; and

                  3. A second lien on 400,000 shares of RG America, Inc., common stock registered in the name of J2 Family Partnership, L.P.

         2. PRIORITY. The indebtedness evidenced by this Note shall be senior in right of payment to any prior payment of the Corporation's existing Indebtedness, as hereinafter defined.

                  2.1. INDEBTEDNESS. As used in this Note, the term "Indebtedness" shall mean the principal of and accrued and unpaid interest on all indebtedness of the Corporation to banks, insurance companies, other financial institutions or other lenders, which is for money borrowed by the Corporation; provided, however that Indebtedness shall not mean that certain debt of $250,000 owed by the Corporation to Bergstrom Investment Management, LLC and to which the Holder of this Note is expressly subordinated.

                  2.2. DEFAULT ON INDEBTEDNESS. If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of the Corporation, or if this Note shall be declared due and payable upon the occurrence of an Event of Default with respect to any Indebtedness, then no amount shall be paid by the Corporation in respect of the principal of or interest of its Indebtedness at the time outstanding, unless and until the principal of and interest on the Note then outstanding shall be paid in full. If there occurs an event of default that has been declared in writing with respect to any Indebtedness, or in the instrument under which any Indebtedness is outstanding, permitting the holder of such Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within three (3) months after the happening of such event of default, the maturity of such Indebtedness shall not have been accelerated.

         3. MISCELLANEOUS.

                  3.1. TRANSFER OF NOTE. This Note shall not be transferable or assignable in any manner, except to affiliates of Holder, and no interest shall be pledged or otherwise encumbered by the Holder without the express written consent of the Company, and any such attempted disposition of this Note or any portion hereof shall be of no force or effect.

                  3.2. TITLES AND SUBTITLES. The titles and subtitles used in this Note are for convenience only and are not to be considered in construing or interpreting this Note.

                  3.3. NOTICES. Any notice required or permitted under this Note shall be deemed delivered if in writing and delivered personally or three (3) days after being sent by certified mail, return receipt requested, to the Holder. For purposes hereof, the address of the Holder shall be SOS Resource Services Inc., a Florida corporation, (the "HOLDER"), located at 403 East Main Street, Port Jefferson, NY 11177 and the address for the Company shall be 7738 Forest Lane #102, Dallas Texas 75230, Attn.: President. The Company and the Holder may each change their respective address effective ten (10) days following notice of such change provided in accordance with this Section 3.3.

                  3.4. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                  3.5. AMENDMENTS AND WAIVERS. This Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 3.5 shall be binding upon the Holder of this Note, each future holder of all such securities and the Company.

                  3.6. SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  3.7. GOVERNING LAW. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without giving effect to its conflicts of laws principles.

                  3.8. USURY. It is the intention of the parties hereto to conform strictly to applicable usury laws as in effect from time to time during the term of this Note. Accordingly, if any transaction or transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America, or of any other jurisdiction whose laws may be mandatorily applicable), then, in that event, notwithstanding anything to the contrary in this Note, it is agreed as follows: (i) the provisions of this paragraph shall govern and control; (ii) the aggregate of all interest under applicable laws that is contracted for, charged or received under this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be promptly credited to the Holder by the Company (or, if such consideration shall have been paid in full, such excess shall be promptly refunded to the Holder by the Company) (iii) neither the Company nor any other person or entity now or hereafter liable in connection with this Note shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum interest permitted by the applicable usury laws; and (iv) the effective rate of interest shall be IPSO FACTO reduced to the maximum lawful interest rate.


Date:  May 24, 2005                   LOCAL TELECOM SYSTEMS, INC.,
                                      a Nevada corporation



                                      By: /s/ WILLIAM R. MIERTSCHIN
                                         ---------------------------------------

                                      Name:  William R. Miertschin
                                           -------------------------------------
                                      Title:  President/CEO
                                            ------------------------------------

                                    EXHIBIT B


                           LOCAL TELECOM SYSTEMS, INC.
                             (A NEVADA CORPORATION)

================================================================================

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

================================================================================


                  Effective May 24, 2005 (the "EFFECTIVE DATE")


            THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

         THIS CERTIFIES THAT, for value received, SOS RESOURCE SERVICES, INC, or its registered assigns ("Holder"), is entitled to purchase, subject to the conditions set forth below, at any time or from time to time during the Exercise Period (as defined in SUBSECTION 1.2 below), FIFTY THOUSAND (50,000) shares ("SHARES") of fully paid and non-assessable common stock, par value $ 0.0167 per share (the "COMMON STOCK"), of LOCAL TELECOM SYSTEMS, INC., a Nevada corporation (the "COMPANY"), at the per share purchase price (the "WARRANT PRICE") set forth in SUBSECTION 1.1 below, subject to the further provisions of this Warrant.


EXERCISE OF WARRANT

         The terms and conditions upon which this Warrant may be exercised, and the Shares subject hereto may be purchased, are as follows:

         WARRANT PRICE. The Warrant Price shall be USD $0.20 per Share, subject to adjustment as provided in SECTION 4 below.

         METHOD OF EXERCISE. Holder may at any time from the Effective Date and for three (3) years thereafter, or such later date as the Company may in its sole discretion determine (the "EXERCISE PERIOD"), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by:

                  the surrender of this Warrant, together with a duly executed copy of the form of subscription attached hereto as EXHIBIT A, to the Secretary of the Company at its principal offices;

                  the payment to the Company, by cash, certified or cashier's check payable to Company's order or wire transfer to the Company's account, of an amount equal to the aggregate Warrant Price for the number of Shares for which the purchase rights hereunder are being exercised. Alternatively if then permitted under applicable securities laws, Holder may exercise this Warrant by delivering to the Company:
         (i) a properly executed notice of exercise together with irrevocable instructions to a NASD-member securities broker to promptly deliver to the Company cash or a check payable and acceptable to the Company in the full amount of the exercise price for the total number of Shares being purchased (if the Holder and the securities broker comply with such procedures and enter into such agreements of indemnity and other agreements as the Company may prescribe as a condition of that payment procedure) or (ii) shares of Common Stock, free and clear of any and all liens, claims and encumbrances, having an aggregate Fair Value (as defined herein below) equal to the full amount of the exercise price for the total number of Shares being purchased. The Holder may also make payment in any combination of the permissible forms of payment described in the preceding sentence. Fair Value of a share of Common Stock (for purposes of this section) means (a) if the primary market for the Shares is a National Securities Exchange, the NASDAQ National Market System, or any other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price of such Shares, as of the time of authorization of the transaction giving rise to the right to receive such Shares; or (b) if the primary market for such Shares is not an exchange or quotation system, the fair value thereof as shall be determined in good faith by the Board of Directors of the Company at the time of authorization of the transaction giving rise to the right to receive such Shares; and

                  the delivery to the Company, if necessary in the discretion of counsel for the Company, to assure compliance with the Securities Act, and applicable state securities laws, of an instrument executed by holder certifying that the Shares are being purchased solely for the account of Holder and not with a view to any resale or distribution in violation of the Securities Act or applicable state securities laws.

         ISSUANCE OF SHARES AND NEW WARRANT. If the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to Holder. If the purchase rights evidenced by this Warrant are exercised only in part, the Company shall also deliver to Holder at such time a new Warrant evidencing the purchase rights regarding the number of Shares (if any) for which the purchase rights under this Warrant remain unexercised and continue in force and effect. All new Warrants issued in connection with the provisions of this SECTION 1.3 shall bear the same date as this Warrant and shall be substantially identical in form and provisions to this Warrant except for the number of Shares purchasable thereunder. Each person in whose name any certificate for Shares is to be issued shall for all purposes be deemed to have become the holder of record of such Shares on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.


TRANSFERS


         TRANSFERS. As long as it does not constitute an illegal public distribution, this Warrant and all rights hereunder are transferable in whole or in part by the Holder. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant (together with a duly executed and endorsed copy of the form of transfer certificate attached hereto as EXHIBIT
B) to the Secretary of the Company at its principal offices, and (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new Warrants.


         REGISTERED HOLDER. Each holder of this Warrant agrees that until such time as any transfer pursuant to SUBSECTION 2.1 above is recorded on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner.


         FORM OF NEW WARRANTS. All new Warrants issued in connection with transfers of this Warrant shall bear the same date as this Warrant and shall be substantially identical in form and provisions to this Warrant except for the number of Shares purchasable thereunder.


NO FRACTIONAL SHARES

         Notwithstanding any adjustment (as required hereby) to the number of Shares purchasable upon the exercise of this Warrant, the Company shall not be required to issue any fraction of a Share upon exercise of this Warrant. If, by reason of any change made pursuant to SECTION 4 below, the Holder would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional interest in a Share, the Company shall, upon such proper exercise of this Warrant, purchase such fractional interest for an amount in cash equal to the Fair Market Value of such fractional interest, determined as of the date of such exercise of this Warrant. For purposes of this SECTION 3, the term "Fair Market Value" means (a) if the primary market for the Shares is a National Securities Exchange, the NASDAQ National Market System, or any other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price of such Shares, as of the time of authorization of the transaction giving rise to the right to receive such Shares; or (b) if the primary market for such Shares is not an exchange or quotation system, the fair value thereof as shall be determined in good faith by the Board of Directors of the Company at the time of authorization of the transaction giving rise to the right to receive such Shares.

ANTIDILUTION PROVISIONS


         STOCK SPLITS AND COMBINATIONS. If the Common Stock shall at any time be subdivided into a greater number of shares, then the number of Shares purchasable upon exercise of this Warrant shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the Common Stock shall at any time be combined into a smaller number of Shares, the number of Shares purchasable upon exercise of this Warrant shall be unaffected and the Warrant Price shall be proportionally increased. Any adjustments under this SUBSECTION
4.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.


         RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Common Stock shall be changed into shares of any other class or classes of stock or other securities of the Company, whether by capital reorganization, reclassification, or otherwise, Holder shall, upon exercise of this Warrant, be entitled to purchase for the same aggregate consideration, in lieu of the Shares that Holder would have become entitled to purchase but for such change, a number of shares of such other class or classes of stock or other securities of the Company equivalent to the number of Shares that would have been subject to purchase by Holder on exercise of this Warrant immediately before that change. Any adjustments under this SUBSECTION 4.2 shall become effective at the close of business on the date such change of th e Common Stock into shares of any other class or classes of stock or other securities of the Company becomes effective.


         REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALE OF ASSETS. If at any time there shall be a reorganization involving the Common Stock (other than a stock split, combination, reclassification, exchange, or subdivision of shares provided for in SUBSECTIONS 4.1 and 4.2 above) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant, in accordance with the terms hereof, in lieu of the Shares that Holder would have become entitled to purchase but for such event, such other securities or property of the Company, or of the successor corporation resulting from such event, to which Holder would have been entitled in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         ADJUSTMENTS OF OTHER DISTRIBUTIONS. If the Company shall at any time declare and pay or deliver to the holders of Common Stock a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, in any case of a kind not referred to above, then, upon exercise of this Warrant, Holder shall be entitled to receive a proportionate share of any such distribution as though Holder was the holder of the number of shares of Common Stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.


         CERTIFICATE AS TO ADJUSTMENTS. In the case of each adjustment (including a readjustment) under this SECTION 4, the Company will promptly, and in any event within thirty (30) days after the event requiring the adjustment, compute such adjustment in accordance with the terms hereof and deliver or cause to be delivered to Holder a certificate describing in reasonable detail the event requiring the adjustment and setting forth such adjustment and the calculations and results of such adjustment.


         RESERVATION OF STOCK ISSUABLE UPON EXERCISE. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.


         METHOD OF CALCULATION. All calculations under this SECTION 4 shall be made to the nearest one hundredth of a share.

RIGHTS PRIOR TO EXERCISE OF WARRANT


         This Warrant does not entitle Holder to any of the rights of a stockholder of the Company, including (without limitation) the right to receive dividends or other distributions, to vote or consent, or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, the Company shall declare any dividend payable in any securities upon outstanding shares of Common Stock or make any other distribution (other than a regular cash dividend) to the holders of shares of Common Stock;

                  the Company shall offer to the holders of shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or
                  a dissolution, liquidation or winding-up of the Company (other than in connection with a reorganization, consolidation, merger, or sale of all or substantially all of its assets as an entirety) shall be approved by the Company's Board of Directors, then, in any one or more of such events the Company shall give notice in writing of such event to Holder, at its address as it shall then appear on the Company's records, at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding-up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

         Any failure to give such notice or any defect therein, however, shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding-up.

SUCCESSORS AND ASSIGNS

         The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Holder and its successors and permitted assigns.

REGISTRATION RIGHTS

         Holder and Company acknowledge that in the event the Company files a registration statement registering the resale of shares of its Common Stock statement with the Securities and Exchange Commission (the "SEC"), the Holder shall be eligible to include the Shares issuable upon exercise of this Warrant in such registration statement

LOSS OR MUTILATION

         Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of this Warrant and upon surrender and cancellation of this Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of Shares.


EXPENSES OF REGISTRATION

         The Company shall bear all expenses incurred in connection with each registration pursuant to SECTION 7 of this Warrant, excluding underwriters' discounts and commissions, but including, without limitation, all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), exchange listing fees or National Association of Securities Dealers fees, messenger and delivery expenses, all fees and expenses of complying with securities or blue sky laws, fees and disbursements of counsel for the Company.

NOTICES

         All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of receipt (or refusal of receipt) if delivered personally or by courier by the party to whom notice is to be given, or on the earlier of the third business day after the date of mailing or receipt if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to Holder, at its address as shown in the Company's records; and if to the Company, at its principal office. Either party may change its address for purposes of this SECTION 10 by giving the other party written notice of the new address in the manner set forth above.


GOVERNING LAW

         This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder, whether relating to its execution, its validity, the obligations provided herein or performance, shall be governed or interpreted according to the laws of the State of Delaware, without regard to conflicts of law.













            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         DATED AS OF May 24, 2005.


                                 LOCAL TELECOM SYSTEMS, INC.


                                 By:________________________________________
                                      WILLIAM R. MIERTSCHIN,
                                          Chief Executive Officer

                                   EXHIBIT "A"

                                  SUBSCRIPTION



Local Telecom Systems, Inc.
7738 Forest Lane #102
Dallas, Texas  75230

Gentlemen:

The undersigned, _______________________, hereby elects to purchase, pursuant to the provisions to the foregoing Warrant held by the undersigned, ____________shares of the Common Stock, $______ (the "COMMON STOCK"), of Local Telecom Systems, Inc.

The undersigned herewith encloses the Warrant and:

         (1) a certificate representing the number of shares of Common Stock having an aggregate current fair market value of USD $_________ in payment of the Warrant Price; and/or

         (2) cash or a certified or cashier's check (drawn in favor of the Company) in the amount of USD $__________ in payment of the Warrant Price.



DATED:______________, ___________.




                                   Signature:
                                             -----------------------------------


                                   Address:
                                           -------------------------------------

                                   EXHIBIT "B"

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Shares of Common Stock set forth below:


                                                              NO. OF SHARES
NAME AND ADDRESS OF ASSIGNEE                                   COMMON STOCK







and does hereby irrevocably constitute and appoint as Attorney
________________________________ to register such transfer on the books of
_______________________________________ maintained for the purpose, with full power of substitution in the premises.




Dated:   __________________________, _______.















NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alternation or enlargement or any change whatsoever.

                                    EXHIBIT C

                      ARTICLES OF INCORPORATION, AS AMENDED
                                   AND BYLAWS